UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 31, 2011

______________

INFORMATION SYSTEMS ASSOCIATES, INC.

(Exact name of registrant as specified in its charter)

______________

Florida	333-142429	65-0493217
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

819 SW Federal Highway, Suite 206, Stuart, FL 34990

(Address of Principal Executive Office) (Zip Code)

(772) 403-2992

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(1)

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 31, 2011 Information Systems Associates Inc. (the “Company”) appointed Joseph Coschera as the Company’s interim Chief Financial Officer. Mr. Coschera is the founder of the Company. Since 1994, he has served as the Company’s President and Chief Executive Officer. Until October 2009, Mr. Coschera served as the Company’s Chief Financial Officer. He is 64 years old. Mr. Coschera’s wife, Loire Lucas, serves as the Company’s Vice President and as a Board member. Mr. Coschera replaced Michael R. Hull, who resigned on August 31, 2011.

(2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INFORMATION SYSTEMS ASSOCIATES INC.

By:	/s/ Joseph Coschera
Joseph Coschera Chief Executive Officer

Date:  September 6, 2011